Exhibit 99.1

November 2019 Sandler O’Neill + Partners 2019 East Coast Financial Services Conference

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) . Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc . and its management regarding future events, many of which, by their nature, are inherently uncertain . Forward looking statements may be identified by the use of such words as : “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly . ” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives and expectations with respect to future operations, products and services ; and statements regarding future performance . Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc . and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements : (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values ; (2) the levels of noninterest income and expense and the amount of loan losses ; (3) competitive pressure among depository institutions increasing significantly ; (4) changes in the interest rate environment causing reduced interest margins ; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc . is or will be doing business, being less favorable than expected ; (6) political and social unrest, including acts of war or terrorism ; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate ; or (8) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc . Home Bancorp, Inc . undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made . As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc . and the term the “Bank” refers to Home Bank, N . A . , a national bank and wholly owned subsidiary of the Company . In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank . For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward - looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10 - K for the year ended December 31 , 2018 . Home Bancorp assumes no obligation to update the forward - looking statements made during this presentation . For more information, please visit our website www . home 24 bank . com . Non - GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . The Company's management uses this non - GAAP financial information in its analysis of the Company's performance . In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger - related expenses and one - time tax effects . Management believes the presentation of this non - GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results . This non - GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP financial information presented by other companies . 2 Forward Looking Statements

3 Our Company • Headquartered in Lafayette, Louisiana • Founded in 1908 • IPO completed October 2008 • Ticker symbol: HBCP (NASDAQ Global) • Market Cap = $ 369MM as of November 6, 2019 • Assets = $2.2 billion as of September 30, 2019 • 40 locations across south Louisiana and western Mississippi • Ownership (S&P Global as of November 6, 2019) Institutional = 38% Insider/ESOP = 15% New Orleans Baton Rouge Lafayette Lake Charles Shreveport Gulfport Jackson Natchez

4 Earnings Net Income ($ millions) Diluted EPS $21.3 $9.2 $7.3 $9.9 $12.6 $16. 0 $16.8 $31.6 $0 $5 $10 $15 $20 $25 $30 $35 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 $2.32 $1.28 $1.06 $1.42 $1.79 $2.25 $2.28 $3.40 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4

5 Profitability Peer Data (1,2) Return on Average Assets Return on Average Equity Return on Tangible Common Equity Efficiency Ratio (1) See appendix for reconciliation of Non - GAAP items (2) Peers and peer data are publicly owned banks with $1 - $3 billion in assets as of June 30, 2019. Source: S&P Global 0.80% 0.94% 1.04% 1.04% 1.46% 1.30% 0.92% 1.03% 1.05% 1.26% 1.50% 1.31% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2014 2015 2016 2017 2018 Sep-19 YTD GAAP Non-GAAP Peer Median 6.7% 7.8% 9.2% 8.6% 10.9% 9.2% 7.7% 8.6% 9.3% 10.5% 11.1% 9.2% 0% 2% 4% 6% 8% 10% 12% 2014 2015 2016 2017 2018 Sep-19 YTD GAAP Non-GAAP Peer Median 7.2% 8.5% 10.3% 9.7% 14.8% 12.1% 8.2% 9.3% 10.4% 11.7% 15.1% 12.2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2014 2015 2016 2017 2018 Sep-19 YTD ROATCE ROATCE - Adjusted Peer Median 70.5% 66.4% 63.6% 59.3% 60.0% 63.3% 66.7% 64.1% 63.0% 57.9% 58.0% 62.6% 50% 55% 60% 65% 70% 75% 2014 2015 2016 2017 2018 Sep-19 YTD GAAP Non-GAAP Peer Median

6 Quarterly Financial Highlights (1,2) 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 GAAP Net Income Basis: Reported Net Income ($000's) $8,262 $8,089 $7,890 $6,580 $6,856 Diluted EPS $0.89 $0.87 $0.85 $0.71 $0.75 ROA 1.53% 1.50% 1.48% 1.20% 1.23% ROE 11.2% 10.7% 10.5% 8.5% 8.6% ROATCE (1) 15.1% 14.4% 13.9% 11.3% 11.4% Efficiency Ratio 58.5% 60.2% 61.4% 64.2% 64.1% Non - GAAP Net Income Basis: (2) Adjusted Net Income ($000's) $8,262 $7,270 $7,890 $7,084 $6,425 Adjusted Diluted EPS $0.89 $0.78 $0.85 $0.77 $0.71 Adjusted ROA 1.53% 1.35% 1.48% 1.30% 1.15% Adjusted ROE 11.2% 9.6% 10.5% 9.1% 8.1% Adjusted ROATCE (3) 15.1% 13.0% 13.9% 12.1% 10.7% Adjusted Efficiency Ratio 58.5% 60.2% 61.4% 62.2% 64.3% Per Share Data: Share Price $43.48 $35.40 $33.25 $38.48 $38.99 Book Value $31.19 $32.14 $32.62 $33.20 $33.72 Tangible Book Value (4) $24.18 $25.16 $25.69 $26.29 $26.77 Dividend Paid $0.19 $0.20 $0.20 $0.21 $ 0.21 (1) ROATCE is a Non - GAAP ratio. Ratio reflects GAAP net income less intangible amortization to tangible common equity. See appendix . (2) Income and ratios are Non - GAAP and have been adjusted to remove non - core expense and income items. See appendix. (3) Ratio reflects Non - GAAP net income to tangible common equity. (4) TBV/Share is a Non - GAAP metric. See appendix.

7 Amidst the Louisiana Downturn ALLL % NPAs (in millions) Annualized Net Charge Offs • Built reserves for potential losses due to challenges in Louisiana and Mississippi markets • $1.3MM of surplus bank - owned properties transferred into OREO in 3 rd quarter 2019 • Direct energy exposure (as of September 30, 2019) • $ 40 million , or 2% of total loans • 95% performing according to original loan agreement • 2.40% ALLL on direct originated energy loans 1.09% 0.89% 0.87% 0.92% 0.96% 0.99% 1.00% 1.02% 1.03% 1.40% 1.52% 1.40% 1.40% 1.38% 1.36% 1.34% 1.33% 1.29% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 3Q-19 Reported ALLL Originated ALLL $16.6 $22.5 $23.5 $18.6 $15.9 $15.5 $15.0 $15.1 $13.9 $1.6 $3.2 $4.3 $4.1 $5.5 $10.5 $14.1 $12.8 $13.7 $0 $5 $10 $15 $20 $25 $30 $35 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 3Q-19 Originated Acquired 0.08% - 0.05% 0.37% - 0.03% 0.00% 0.25% 0.04% 0.02% 0.19% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 3Q-19

8 Credit Quality Trends NPAs / Assets Net Charge Offs / YTD Average Loans Loans Past Due ALLL / NPAs * Net Charge offs are annualized as of September 2019 1.10% 0.73% 1.07% 1.16% 1.21% 1.24% 0.46% 0.37% 0.84% 1.01% 0.72% 0.63% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2014 2015 2016 2017 2018 3Q-19 NPAs / Total Assets Originated NPAs / Total Assets 58% 84% 75% 57% 63% 64% 129% 159% 94% 64% 96% 113% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 2014 2015 2016 2017 2018 3Q-19 ALLL / NPAs Originated ALLL / Originated NPAs 2.87% 1.32% 0.94% 1.74% 1.94% 1.85% 1.17% 0.91% 0.64% 0.82% 0.87% 1.45% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2014 2015 2016 2017 2018 3Q-19 Past Due Loans / Loans Originated Past Due / Originated Loans 0.17% 0.03% 0.02% 0.00% 0.15% 0.08% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.20% 0.22% 0.24% 2014 2015 2016 2017 2018 Sep 19 - YTD

# HBCP Stock Performance
(as of November 6, 2019)

Home HB Bancorp, Inc.

% Price change since 2008


450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
D-08 A-09 A-09 D-09 A-10 A-10 D-10 A-11 A-11 D-11 A-12 A-12 D-12 A-13 A-13 D-13 A-14 A-14 D-14 A-15 A-15 D-15 A-16 A-16 D-16 A-17 A-17 D-17 A-18 A-18 D-18 A-19 A-19 D-19
HBCP
KBW Bank
S&P 500 Bank
Nasdaq Bank
SNL US Bank

% Price change – 2 years


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
N-17 D-17 J-18 F-18 M-18 A-18 M-18 J-18 J-18 A-18 S-18 O-18 N-18 D-18 J-19 F-19 M-19 A-19 M-19 J-19 J-19 A-19 S-19 O-19 N-19
HBCP
KBW Bank
S&P 500 Bank
Nasdaq Bank
SNL US Bank

9

10 Challenges Yield Opportunities Acquired Bank Date Assets ($ in MM) (at completion) % of TBV (at announcement) # of Branches Consideration Statewide Bank Mar - 2010 $199 FDIC - assisted 6 All Cash Guaranty Savings Bank Jul – 2011 257 95% 5 All Cash Britton & Koontz Bank Feb – 2014 301 90% 8 All Cash Bank of New Orleans Sep – 2015 346 126% 4 All Cash St. Martin Bank & Trust Dec – 2017 597 183% (1) 12 ~80% Stock, 20% Cash (1) (1) Cash is comprised of an aggregate $19.5 million special cash distribution paid by St. Martin Bancshares to its shareholders. 300,000 600,000 900,000 1,200,000 1,500,000 1,800,000 2,100,000 2,400,000 2,700,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q 2019 Home Bank Total Assets ($000s) St. Martin Bank & Trust Statewide Bank Britton & Koontz Bank Bank of New Orleans CAGR = 14.3% Guaranty Savings Bank

11 Steady Organic Loan Growth (excludes acquisition accounting) 0% 7% 24% 13% 18% 19% 11% 12% 6% 16% 15% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Sep-19 Loan Balance Outstanding ($000s) Originated Acquired Originated growth % (annualized) Total Loan CAGR = 16% Originated Loan CAGR = 13%

12 Loan Portfolio (as of September 30, 2019) Composition Market Diversification Balance = $1.7 billion, 77% of assets 3Q 2019 Yield = 5.46% CRE 45% 1 - 4 Mortgage 25% C&D 11% C&I 11% Home Equity 5% Consumer 3% Acadiana 45% New Orleans 29% Northshore 13% Baton Rouge 10% Mississippi 2% Other 1%

13 Loan Portfolio (as of September 30, 2019) CRE & Multifamily 1 - 4 Family Construction & Land $776 million Owner Occupied = 51% 3Q 2019 yield = 5.32% $189 million 3Q 2019 yield = 6.23% $433 million 73% Fixed Acquired Balance = 44 % Office Building , 27% Medical , 14% Shopping Center , 10% Retail , 8% Multifamily , 7% Restaurant , 7% Professional Office , 5% Hotel , 4% Leasing , 3% Energy , 3% Service Company , 3% Convenience Store , 3% Warehouse , 2% Other , 2% Church/School , 2% Residential , 30% Land - Commercial , 23% Commercial Building , 16% Multifamily , 11% Subdivision , 10% Farm Land , 7% Land - Personal , 2% Energy Related , 1% 5 year fixed , 26% 15 year fixed , 18% 10 year fixed , 15% ARM - Reprice <3 years , 14% ARM - Reprice >3 years , 13% 30 year fixed , 13% 20 year fixed , 1%

14 Deposits (as of September 30, 2019) Louisiana Market Share (1) Bank 2019 Rank Deposits Market Share Capital One 1 18,035,846 17.0 JP Morgan Chase 2 17,511,399 16.5 Hancock Whitney 3 14,716,915 13.8 Iberiabank 4 8,971,115 8.4 Regions 5 7,461,201 7.0 Origin 6 1,811,267 1.7 Business First Bank 7 1,696,802 1.6 Home Bank 8 1,683,916 1.6 • Balance as of September 30, 2019 = $1.8 billion, or 83% of assets • Cost of Deposits = 1.16% in 3Q 2019 • 0.89% Non - maturity • 1.86% CDs • Loan/Deposit ratio = 93.2% • No brokered deposits or subscription service CDs (1) Source: S&P Global; deposit ranking data as of 6/30/2019 Acadiana , 63% New Orleans , 14% Northshore , 10% Mississippi , 9% Baton Rouge , 4% 21% 21% 24% 26% 27% 28% 27% 24% 24% 25% 25% 24% 22% 22% 22% 21% 20% 22% 22% 24% 21% 16% 17% 15% 8% 9% 9% 12% 11% 11% $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2014 2015 2016 2017 2018 3Q-19 Millions NOW Demand deposits Certificates of deposit Money market Savings Balance

15 Interest Rate Risk (1) NIM (TE) Loan Yield Cost of Interest - Bearing Liabilities - 100 +100 Forward Curve - 2.5% 0.8% - 0.4% 1 Year Change in Net Interest Income (as of September 30, 2019) • 3 rd quarter loan yield and NIM negatively impacted by $680,000 write - off of the Company’s FDIC loss share indemnification receivable (1) Peers and peer data are publicly owned banks with $1 - $3 billion in assets as of June 30, 2019. Source: S&P Global 4.12% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 4.60% 4.80% 5.00% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Home Bancorp Peer Median 5.46% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Home Bancorp Peer Median 1.19% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Home Bancorp

16 Non - Interest Income & Expense (1,2) Non - Interest Income / Average Assets Non - Interest Expense / Average Assets • Leveraged expense base through acquisitions and organic growth • Continued back office and infrastructure investments provide ability for continued expansion (1) See appendix for reconciliation of Non - GAAP items (2) Peers and peer data are publicly owned banks with $1 - $3 billion in assets as of June 30, 2019. Source: S&P Global • New Treasury Management leadership in 2018 • Relocated 2 branches in 2019 to more highly visible and accessible locations (New Orleans and Baton Rouge) • Opened new branch in Baton Rouge 2.88% 2.75% 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 2012 2013 2014 2015 2016 2017 2018 Sep 2019 YTD Home Bancorp Peer Median 0.61% 0.68% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 1.1% 2012 2013 2014 2015 2016 2017 2018 Sep 2019 YTD Home Bancorp Peer Median

17 HBCP – Dividends and Buybacks • Activity in 2019 • Purchased 396,565 shares • Average Price = $ 36.70 • $ 14.6 million cash deployed • Completed 2016 repurchase program • New share repurchase program announced August 28, 2019 • 470,000 shares authorized under new plan (approximately 5.0% of current shares outstanding ) • 60,483 shares repurchased under new plan Share Repurchases (as of November 6 , 2019) Dividends per share Increased 4 th quarter dividend to $0.22 – payable on 11/22/19 30% payout ratio based on 3Q19 earnings 2.2% dividend yield based on HBCP price of $ 39.18 (as of 11/6/19 ) $0.07 $0.30 $0.41 $0.55 $0.71 $0.84 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2014 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4

INVESTMENT PERSPECTIVE 18 Strong earnings and shareholder returns Conservative, well - managed credit culture Market disruption creates new opportunities Well capitalized with capacity for continued growth Bank capital ratios as of September 30, 2019 Tier 1 leverage capital = 11.1% Total risk based capital = 15.3% Disciplined acquirer Insider owners committed to continual improvement

GROWING. INVESTING. SERVING. Home Bancorp, Inc. is a Louisiana corporation and the holding company for Home Bank, N.A., a national bank headquartered in Lafayette, Louisiana. Home Bank offers a full range of deposit and loan products through convenient banking centers in growing regions of South Louisiana and Western Mississippi: Acadiana , Baton Rouge, New Orleans, Northshore (of Lake Pontchartrain), Natchez, and Vicksburg. 19

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	Sep-19 YTD
Total Shareholders' Equity	$154,144	$165,046	$179,843	$277,871	$304,040	$314,677
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	64,854
Non-GAAP tangible shareholders' equity	$149,878	$149,742	$167,081	$209,837	$237,985	$249,823
Total Assets	$1,221,415	$1,551,912	$1,556,732	$2,228,121	$2,153,658	$2,218,040
Less: Intangible assets	4,266	15,304	12,762	68,034	66,055	64,854
Non-GAAP tangible assets	$1,217,149	$1,536,608	$1,543,970	$2,160,087	$2,087,603	$2,153,186
Reported net income	$9,872	$12,550	$16,008	$16,824	$31,590	$21,326
Add: Amortization CDI, net tax	465	483	520	496	1,458	$949
Non-GAAP tangible income	$10,337	$13,033	$16,528	$17,320	$33,048	$22,275
Return on average equity	6.7%	7.8%	9.2%	8.6%	10.9%	9.2%
Add: Intangibles	0.5	0.7	1.1	1.1	3.9	2.9
Non-GAAP return on tangible common equity	7.2%	8.5%	10.3%	9.7%	14.8%	12.1%
Originated loans	$705,435	$797,845	$884,690	$941,922	$1,095,160	$1,215,539
Acquired loans	203,533	426,521	343,143	715,873	554,594	491,903
Reported loans	$908,968	$1,224,366	$1,227,833	$1,657,795	$1,649,754	$1,707,442
Originated allowance for loan losses	$7,342	$9,174	$12,220	$14,303	$14,860	$15,694
Acquired allowance for loan losses	418	373	291	504	1,488	1,904
Reported allowance for loan losses	$7,760	$9,547	$12,511	$14,807	$16,348	$17,598
Originated NPAs	$5,677	$5,767	$13,012	$22,523	$15,526	$13,933
Acquired NPAs	7,729	5,616	3,634	3,238	10,444	13,665
Reported NPAs	$13,406	$11,383	$16,646	$25,761	$25,970	$27,598
Originated past due loans	$8,282	$7,252	$5,653	$7,685	$9,549	$17,588
Acquired past due loans	17,836	8,953	5,912	21,120	22,493	14,078
Reported loans past due	$26,118	$16,205	$11,565	$28,805	$32,042	31,666

20

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands)	2014	2015	2016	2017	2018	Sep-19 YTD
Reported non-interest income	$8,175	$8,770	$11,157	$9,962	$13,447	$10,916
Less: BOLI benefit	-	-	-	-	-	1,195
Less: Gain (loss) on sale of assets	-	-	641	(69)	-	(347)
Non-GAAP non-interest income	$8,175	$8,770	$10,516	$10,031	$13,447	$10,068
Reported Net Income	$9,872	$12,550	$16,008	$16,824	$31,590	$21,326
Add: Write-off of FDIC loss sharing indemnification asset, net of tax	-	-	-	-	-	537
Less: BOLI benefit, net of tax						1,195
Less: Gain (loss) on sale of assets, net tax	-	-	416	(45)	-	(274)
Add: Merger Related expenses, net of tax	1,497	1,166	560	835	1,587	-
Add: Severance Pay						227
Add: lease termination, net tax	-	-	-	-	-	230
Add: Impact of Tax Act and effect of cost segmentation	-	-	-	2,721	(819)	-
Total Non-Core expense (income), net of tax	1,497	1,166	144	3,601	768	73
Non-GAAP Net Income	$11,369	$13,716	$16,152	$20,425	$32,358	$21,399
ROA (GAAP)	0.80%	0.94%	1.04%	1.04%	1.46%	1.30%
Add: Non-Core expense (income), net of tax	0.12	0.09	0.01	0.22	0.04	0.01
Non-GAAP ROA	0.92%	1.03%	1.05%	1.26%	1.50%	1.31%
ROE (GAAP)	6.7%	7.8%	9.2%	8.6%	10.9%	9.2%
Add: Non-Core expense (income), net of tax	1.0	0.8	0.1	1.9	0.2	0.0
Non-GAAP ROE	7.7%	8.6%	9.3%	10.5%	11.1%	9.2%
Add: Intangible Assets	0.5	0.7	1.1	1.2	4.0	3.0
Adjusted return on average tangible common equity	8.2%	9.3%	10.4%	11.7%	15.1%	12.2%
Efficiency Ratio (GAAP)	70.5%	66.4%	63.6%	59.3%	60.0%	63.3
Effect of Non-GAPP expense and income	(3.8)	(2.3)	(0.6)	(1.4)	(2.0)	(0.7)
Non-GAAP Efficiency Ratio	66.7%	64.1%	63.0%	57.9%	58.0%	62.6

21

Appendix

Non-GAAP Reconciliation

Home HB Bancorp, Inc.

(dollars in thousands except per share data)	3Q 2018	4Q 2018	1Q 2019	2Q 2019	3Q 2019
Total Shareholders' Equity	$295,688	$304,040	$308,935	$313,494	$314,677
Less: Intangibles	66,493	66,055	65,645	65,247	64,854
Non-GAAP tangible shareholders' equity	$229,195	$237,985	$243,290	$248,247	$249,823
Total Assets	$2,140,530	$2,153,658	$2,202,675	$2,220,386	$2,218,040
Less: Intangibles	66,493	66,055	65,645	65,247	64,854
Non-GAAP tangible assets	$2,074,037	$2,087,603	$2,137,030	$2,155,139	$2,153,186
Common Equity Ratio	13.8%	14.1%	14.0%	14.1%	14.2%
Less: Intangibles	2.7	2.7	2.6	2.6	2.6
Non-GAAP tangible common equity ratio	11.1%	11.4%	11.4%	11.5%	11.6%
Book Value Per Share	$31.19	$32.14	$32.62	$33.20	$33.72
Less: Intangibles	7.01	6.98	6.93	6.91	6.95
Non-GAAP tangible book value per share	$24.18	$25.16	$25.69	$26.29	$26.77
Reported net income	$8,262	$8,089	$7,890	$6,580	$6,856
Add: Amortization CDI, net tax	355	346	324	314	311
Non-GAAP tangible shareholders' equity	$8,617	$8,435	$8,214	$6,894	$7,167
Return on average equity	11.2%	10.7%	10.5%	8.5%	8.6
Add: Intangibles	3.9	3.6	3.4	2.8	2.8
Non-GAAP return on tangible common equity	15.1%	14.3%	13.9%	11.3%	11.4

(dollars in thousands)	2012	2013	2014	2015	2016	2017	2018	Sep-19 YTD
Reported non-interest expense	$32,763	$33,205	$41,772	$42,022	$46,797	$46,177	$63,225	$47,853
Less: Lease termination	-	-	-	-	-	-	-	291
Less: Severance pay	-	-	-	-	-	-	-	287
Less: Merger-related expenses	-	307	2,286	1,411	856	1,086	2,010	-
Non-GAAP non-interest expense	$32,763	$32,898	$39,486	$40,611	$45,941	$45,091	$61,215	$47,275

22

Appendix

Non-GAAP Reconciliation

Home Bancorp, Inc.

(dollars in thousands except per share data)	3Q 2018	4Q 2018	1Q 2019	2Q 2019	3Q 2019
Reported Net Income	$8,262	$8,089	$7,890	$6,580	$6,856
Add: Write-off of FDIC loss sharing indemnification asset, net of tax	-	-	-	-	537
Less: Gain (loss) on sale of assets, net tax	-	-	-	(274)	-
Less: BOLI benefit, net of tax	-	-	-	-	1,195
Add: Severance Pay, net of tax	-	-	-	-	227
Add: Lease termination, net tax	-	-	-	230	-
Add: Impact of cost segregation	-	(819)	-	-	-
Total non-core expense (income), net of tax	-	(819)	-	514	(431)
Non-GAAP Net Income	$8,262	$7,270	$7,890	$7,084	$6,425
Diluted EPS	$0.89	$0.87	$0.85	$0.71	$0.75
Total non-core expense (income), net of tax	-	(0.09)	-	0.06	(0.04)
Non-GAAP Diluted EPS	$0.89	$0.78	$0.85	$0.77	$0.71
ROA (GAAP)	1.53%	1.50%	1.48%	1.20%	1.23%
Total non-core expense (income), net of tax	-	(0.15)	-	0.10	(0.08)
Non-GAAP ROA	1.53%	1.35%	1.48%	1.30%	1.15%
ROE (GAAP)	11.2%	10.7%	10.5%	8.5%	8.6%
Total non-core expense (income), net of tax	-	(1.1)	-	0.6	(0.5)
Non-GAAP ROE	11.2%	9.6%	10.5%	9.1%	8.1%
Add: Intangible Assets	3.9	3.4	3.4	3.0	2.6
Adjusted return on average tangible common equity	15.1%	13.0%	13.9%	12.1%	10.7%
Efficiency Ratio (GAAP)	58.5%	60.2%	61.4%	64.2%	64.1%
Effect of Non-GAPP expense and income	-	-	-	(2.0)	0.2
Non-GAAP Efficiency Ratio	58.5%	60.2%	61.4%	62.2%	64.3%

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